SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated: March 1, 2004

Under the section titled “TCW Galileo Aggressive Growth Equities Fund” at page 11, Husam H. Nazer is added as a portfolio manager.

Under the section titled “TCW Galileo Small Cap Growth Fund” at page 26, Patrick Wong is added as a portfolio manager.

Under the section titled “Portfolio Managers” at page 38, the following individuals are added:

Husam H. Nazer	Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the West

Patrick Wong	Senior Vice President, the Adviser, TCW Asset Management Company and Trust Company of the West since October 2001. Previously, Mr. Wong was a senior equity analyst at ZG Capital Management (San Francisco)

January 10, 2005

GALkp 1/2005